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UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
OFFICE OF THE US TRUSTEE—REGION 3

In re:	eToys, Inc.	Case No.	01-00706 (MFW)
		Reporting Period:	07/01/01-07/31/01

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month

    Submit copy of report to any official committee appointed in the case

Required Documents	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CON'T)	X
Copies of bank statements		X
Cash disbursements journals		X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt			X
Copies of tax returns filed during reporting period			X
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable		X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

    I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Barry Gold, CEO Signature of Debtor	8/20/01 Date
Signature of Joint Debtor	Date
Signature of Authorized Individual	Date
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re:	eToys, Inc.	Case No.	01-00706 (MFW)

Attachment to Monthly Operating Report (MOR cover page):

  All payroll taxes are impounded by the independent payroll service therefore payment receipt is not applicable.

  There was no tax return filed during the period. Payroll and sales tax returns are prepared on a quarterly basis and submitted to respective government agency within thirty days after the end of each quarter.

In re:	eToys, Inc.	Case No.	01-00706 (MFW)
		Reporting Period:	07/01/01-07/31/01

MOR-1
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

    Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH—ACTUAL" columns must equal the sum of the bank account columns. The amount reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM-IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for cash account.

	Pre-petition 5300152165	DIP General 2180039271	Payroll 5300155253	UBOC CD 2869002903	UBOC STOCK 5300161903	UBOC ESPP 5300161911	UBOC CD 2189005826	UBOC CD 2189009224	UBOC CD 2189000603	UBOC CD 2869002929	WFB Cert. Of Dep.	UBOC CD 2189003821
CASH BEGINNING OF MONTH	—	109,965.43	43,828.71	15,073,501.66	—	—	—	—	—	5,800,000.00	100,000.00	3,500,000.00

CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS		126,275.84
DUE FROM LLC
OTHER (attach list)		6,285,463.72
TRANSFER FROM DISTRIBUTION LLC
TRANSFER FROM CD		350,000.00								5,506,416.67		(3,500,000.00)
TRANSFERS FROM PRE-PETITION
TRANSFERS FROM DIP			120,000.00	5,900,000.00
INTEREST		26,496.43		105,555.25						54,333.86		0.00
TOTAL RECEIPTS	—	6,788,235.99	120,000.00	6,005,555.25	—	—	—	—	—	5,560,750.53	—	(3,500,000.00)

DISBURSEMENTS
NET PAYROLL			(98,931.04)
PAYROLL TAXES			(59,543.75)
SALES,USE,& OTHER TAXES		(1,849.37)
INVENTORY PURCHASES
SECURED/RENT/LEASES		(33,087.11)
INSURANCE		(354,066.46)
ADMINISTRATIVE		(202,244.79)	(1,624.18)
SELLING
OTHER (attach list)
PRE-PETITION EXPENSES *		(9,263.62)
OWNER DRAW
TRANSFERS
Transfer to LLC DIP		(60,000.00)										0.00
Transfer to PR		(120,000.00)
Transfer to CD		(5,900,000.00)
Transfer to DIP General										(200,000.00)
Transfer to Pre-petition
PROFESSIONAL FEES		(144,357.69)
U.S. TRUSTEE QUARTERLY FEES		(8,500.00)
COURT COSTS
TOTAL DISBURSEMENTS	0.00	(6,833,369.04)	(160,098.97)	0.00	0.00	0.00	0.00	0.00	0.00	(200,000.00)	0.00	0.00

NET CASH FLOW	0.00	(45,133.05)	(40,098.97)	6,005,555.25	0.00	0.00	0.00	0.00	0.00	5,360,750.53	0.00	(3,500,000.00)

CASH END OF MONTH	0.00	64,832.38	3,729.74	21,079,056.91	0.00	0.00	0.00	0.00	0.00	11,160,750.53	100,000.00	0.00

* PAYMENTS MADE TO CRITICAL VENDORS AND EMPLOYEE REIMBURSEMENTS PURSUANT TO FIRST DAY ORDER

    THE FOLLOWING SECTION MUST BE COMPLETED

TOTAL DISBURSEMENTS
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES

In re:	eToys, Inc.	Case No.	01-00706 (MFW)
		Reporting Period:	07/01/01-07/31/01

MOR-1 Con't
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

	UBOC CD 2869002614	UBOC CD 2869002770	UBOC CD 2869002754	UBOC CD 5309026234	UBOC CD 5309028479	WFB 060-8526315	Total
CASH BEGINNING OF MONTH	288,000.00	2,006,416.67	1,000,947.92	187,500.00	318,552.41	103,403.83	28,532,116.63

CASH SALES							0.00
ACCOUNTS RECEIVABLE							0.00
LOANS AND ADVANCES							0.00
SALE OF ASSETS							126,275.84
DUE FROM LLC							0.00
OTHER (attach list)							6,285,463.72
TRANSFERS—SWEEP ACCOUNT							0.00
TRANSFER FROM CD							2,356,416.67
TRANSFERS FROM PRE-PETITION							0.00
TRANSFERS FROM DIP							6,020,000.00
INTEREST			2,233.13		877.19	358.15	189,854.01
TOTAL RECEIPTS	0.00	—	2,233.13	0.00	877.19	358.15	14,978,010.24

DISBURSEMENTS
NET PAYROLL							(98,931.04)
PAYROLL TAXES							(59,543.75)
SALES,USE,& OTHER TAXES							(1,849.37)
INVENTORY PURCHASES							0.00
SECURED/RENT/LEASES							(33,087.11)
INSURANCE							(354,066.46)
ADMINISTRATIVE						(10.00)	(203,878.97)
SELLING							0.00
OTHER (attach list)							0.00
PRE-PETITION EXPENSES *							(9,263.62)
OWNER DRAW							0.00
TRANSFERS							0.00
Transfer to DIP			(150,000.00)				(210,000.00)
Transfer to PR							(120,000.00)
Transfer to CD		(2,006,416.67)					(7,906,416.67)
Due to LLC			(250,000.00)				(450,000.00)
Transfer to Pre-petition							0.00
PROFESSIONAL FEES							(144,357.69)
U.S. TRUSTEE QUARTERLY FEES							(8,500.00)
COURT COSTS							0.00
TOTAL DISBURSEMENTS	0.00	(2,006,416.67)	(400,000.00)	0.00	0.00	(10.00)	(9,599,894.68)

NET CASH FLOW	0.00	(2,006,416.67)	(397,766.87)	0.00	877.19	348.15	5,378,115.56

CASH END OF MONTH	288,000.00	0.00	603,181.05	187,500.00	319,429.60	103,751.98	33,910,232.19

*
PAYMENTS MADE TO CRITICAL VENDORS AND EMPLOYEE REIMBURSEMENTS PURSUANT TO FIRST DAY ORDER

    THE FOLLOWING SECTION MUST BE COMPLETED

TOTAL DISBURSEMENTS		$9,599,894.68
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS		$(8,686,416.67)
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$913,478.01

In re:	eToys, Inc.	Case No.	01-00706 (MFW)
		Reporting Period:	07/01/01-07/31/01

MOR-1 Cont'd
BANK RECONCILIATIONS

    The debtor in possession must complete the reconciliation below for each bank account including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

A. Bank:	Union Bank		Union Bank		Union Bank		Union Bank		Union Bank
B. Account No.:	2180039271		5300155253		5300161903		5300161911		2869002903
C. Purpose (Type):	DIP General		Payroll		Stock		E S P P		Time Deposit
1. Balance per Bank Statement	$309,053.03		$53,786.19		$—		$—		$21,079,056.91
2. (+) Deposit in Transit
3. (-) Outstanding Checks	(244,220.65)		(50,056.45)
4. Other			—
5. Month End Balance per Books	$64,832.38		$3,729.74		$—		$—		$21,079,056.91
6. Number of Last Check Written	20291		605506

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount
	none		none		none		none		not applicable

CHECKS OUTSTANDING	Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount
	1441	147.68	SEE ATTACHED LIST		none		none		not applicable
	1446	839.60
	1452	709.05
	1459	2,990.00
	1475	769.20
	1508	82.00
	10084	5,000.00
	20221	1,473.13
	20231	200.00
	20267	1,849.37
	20273	604.66
	20274	37,297.84
	20276	27,033.25
	20277	125.00
	20278	8,000.00
	20279	250.00
	20280	250.00
	20281	798.41
	20282	8,148.11
	20283	2,247.36
	20284	67,890.70
	20285	4,247.66
	20286	713.06
	20287	8,256.25
	20288	4,666.20
	20289	16,172.80
	20290	4,300.00
	20291	4,100.00
	200096	49.50
	200116	305.17
	300005	14.99
	300011	7.48
	300046	80.47
	300054	104.34
	300059	3,793.11
	300069	447.84
	300070	30,256.42
Total Checks Outstanding		$244,220.65

In re:	eToys, Inc.	Case No.	01-00706 (MFW)
		Reporting Period:	07/01/01-07/31/01

MOR-1 Cont'd
BANK RECONCILIATIONS

    The debtor in possession must complete the reconciliation below for each bank account including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

A. Bank:	Union Bank		Union Bank		Union Bank		Union Bank		Union Bank
B. Account No.:	2189005826		2189009224		5309026234		2869002929		2189003821
C. Purpose (Type):	Time Deposit		Time Deposit		Time Deposit		Time Deposit		Time Deposit
1. Balance per Bank Statement	$—		$—		$187,500.00		$11,160,750.53		$—
2. (+) Deposit in Transit
3. (-) Outstanding Checks
4. Other Reconciling Items
5. Month End Balance per Books	$—		$—		$187,500.00		$11,160,750.53		$—
6. Number of Last Check Written

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount
	not applicable		not applicable		not applicable		not applicable		not applicable

CHECKS OUTSTANDING	Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount
	not applicable		not applicable		not applicable		not applicable		not applicable

In re:	eToys, Inc.	Case No.	01-00706 (MFW)
		Reporting Period:	07/01/01-07/31/01

MOR-1 Cont'd
BANK RECONCILIATIONS

    The debtor in possession must complete the reconciliation below for each bank account including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

A. Bank:	Wells Fargo		Wells Fargo		Union Bank		Union Bank		Union Bank
B. Account No.:	****		060-8526315		2869002614		5309028479		2869002754
C. Purpose (Type):	Cert of Deposit		Credit Card		Time Deposit		Time Deposit		Time Deposit
1. Balance per Bank Statement	$100,000.00		$103,751.98		$288,000.00		$319,429.60		$603,181.05
2. (+) Deposit in Transit
3. (-) Outstanding Checks
4. Other Reconciling Items
5. Month End Balance per Books	$100,000.00		$103,751.98		$288,000.00		$319,429.60		$603,181.05
6. Number of Last Check Written

	**** copy of renewal notice was not available during the preparation of this report

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount
	not applicable		not applicable		not applicable		not applicable		not applicable

CHECKS OUTSTANDING	Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount
	not applicable		not applicable		not applicable		not applicable		not applicable

In re:	eToys, Inc.	Case No.	01-00706 (MFW)
		Reporting Period:	07/01/01-07/31/01

MOR-1 Cont'd
BANK RECONCILIATIONS

    The debtor in possession must complete the reconciliation below for each bank account including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

A. Bank:	Union Bank
B. Account No.:	2869002770
C. Purpose (Type):	Time Deposit								Total
1. Balance per Bank Statement	$—								$34,204,509.29
2. (+) Deposit in Transit									0.00
3. (-) Outstanding Checks									(294,277.10
4. Other Reconciling Items									0.00
5. Month End Balance per Books	$—		$—		$—		$—		$33,910,232.19
6. Number of Last Check Written

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount
	not applicable		not applicable		not applicable		not applicable

CHECKS OUTSTANDING	Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount
	not applicable		not applicable		not applicable		not applicable

In re:	eToys, Inc.	Case No.	01-00706 (MFW)

MOR-1 ATTACHMENT
OTHER RECEIPTS
July 2001

Payer	Description	Amount	Date
First National Bank	Interest Income	4,179.63	07/10/2001
IGOE & Company Inc.	Cobra Refund	2,430.36	07/10/2001
IGOE & Company Inc.	Cobra Refund	16,109.45	07/10/2001
eToys Europe	Wire	6,230,495.67	07/10/2001
Financial Times	Refund	210.04	07/17/2001
Pitney Bowes	Refund	125.78	07/17/2001
IGOE & Company Inc.	Cobra Refund	25,261.41	07/19/2001
IGOE & Company Inc.	Cobra Refund	4,794.46	07/19/2001
Time Inc.	Refund	1.66	07/19/2001
Consolidated Freightways	Refund	346.39	07/19/2001
Viking Freight	Refund	176.62	07/19/2001
Time Inc.	Refund	34.72	07/19/2001
Hachette Filipacchi Magazines	Refund	7.31	07/19/2001
IRS	Refund	1,290.22	07/23/2001

Total		$6,285,463.72

In re:	eToys, Inc.	Case No.	01-00706 (MFW)

Cash Disbursements
July 2001

Date	Num	Name	Account	Amount
07/02/2001	20236	PENNYWORTH SALES	Accounts Payable	2,000.00
07/02/2001	20237	CROSSROADS, LLC	Professional Fees	350.35
07/02/2001	20238	SPRINT DATA SVCS	Telephone	82,575.81
07/02/2001	20239	SPHERION	Ouside Services	418.50
07/02/2001	20240	STATE BOARD OF EQUALIZATION	Tax	—
07/02/2001	20241	STATE BOARD OF EQUALIZATION	Tax	—
07/02/2001	20242	STATE BOARD OF EQUALIZATION	Tax	—
07/02/2001	1441	Rhonda M Lopez	332000P—Employee Comp Liab	147.68
07/02/2001	1446	ANSEL TENG	332000P—Employee Comp Liab	839.60
07/02/2001	1452	AMY LYNN BEHLE	332000P—Employee Comp Liab	709.05
07/02/2001	1459	ANSEL TENG	332000P—Employee Comp Liab	2,990.00
07/03/2001	20243	SPRINT (PO BOX 79255)	Telephone	9,056.21
07/03/2001	20245	YOUNG, BYNNE	Ouside Services	1,196.25
07/03/2001	20244	VERIZON WIRELESS-LA	Telephone	—
07/03/2001	1507	BRAD ANGLE	332000P—Employee Comp Liab	128.00
07/06/2001	20246	FEDERAL EXPRESS	Postage	77.34
07/06/2001	20247	VERIZON CALIFORNIA	Telephone	876.86
07/09/2001	20248	MARSH RISK & INSURANCE SVCS	Insurance	156,338.00
07/09/2001	20249	HICKEY, MATT	Office Expense	302.39
07/09/2001	20250	MARSH RISK & INSURANCE SVCS	Insurance	154,441.00
07/10/2001	20251	BUNDY'S LOCK & SAFE CO.	Repair/Maintence	244.28
07/10/2001	20252	PANJABI, SATISH	Ouside Services	1,950.00
07/10/2001	20253	RANDSTAD	Ouside Services	796.00
07/10/2001	1491A	TONIA K MCRARY	332000P—Employee Comp Liab	135.60
07/13/2001	20254	FEDERAL EXPRESS	Postage	136.24
07/13/2001	20255	MCI WORLDCOM (CHICAGO)	Void	—
07/13/2001	20256	PACIFIC BELL (SAC)	Telephone	36.22
07/13/2001	20257	PACIFIC BELL (VAN NUYS)	Telephone	50.36
07/13/2001	20258	PANJABI, SATISH	Ouside Services	1,862.50
07/13/2001	20259	VERIZON CALIFORNIA	Telephone	6,247.55
07/13/2001	20260	VERIZON WIRELESS—LA	Telephone	2,474.66
07/13/2001	20261	ANTHONY, DAVINA	Ouside Services	1,002.50
07/13/2001	20262	GOLD, BARRY	Travel & Enterainment	4,186.39
07/16/2001	20263	GREENWALD, PAULY, FOSTER & MILLER	Professional Fees	3,868.94
07/16/2001	20264	HARTFORD LIFE INSURANCE COMPANIES	Insurance	371.90
07/16/2001	20265	YOUNG, BYNNE	Ouside Services	1,166.25
07/17/2001	1508	CLEMENTE TENG	332000P—Employee Comp Liab	82.00
07/17/2001	1509	NAOMI J. WILLIAMS	332000P—Employee Comp Liab	43.65
07/17/2001	1510	Duncan Drechsel	332000P—Employee Comp Liab	4,188.04
07/20/2001	20266	BIETENDORF, VALERIE	Ouside Services	154.16
07/20/2001	20267	INTERNAL REVENUE SERVICE	Tax	1,849.37
07/23/2001	20268	CROSSROADS, LLC	Void	—
07/23/2001	20269	RICHARD CARTOON, LLC	Void	—
07/23/2001	20270	COLLATERAL LOGISTICS, INC	Professional Fees	27,688.65
07/23/2001	20271	CROSSROADS, LLC	Professional Fees	57,243.04
07/23/2001	20272	RICHARD CARTOON, LLC	Professional Fees	32,042.40
07/25/2001	20273	CIGNA BEHAVIORAL HEALTH	Insurance	604.66
07/25/2001	20274	BLUE CROSS OF CALIFORNIA	Insurance	37,297.84
07/25/2001	20275	DELTA DENTAL PLAN OF CALIFORNIA	Void	—
07/26/2001	20276	BANKRUPTCY MANAGEMENT CORPORATION	Professional Fees	27,033.25
07/26/2001	20277	CORPAMERICA, INC	Office Expense	125.00
07/26/2001	20278	U.S. TRUSTEE	Professional Fees	8,000.00
07/26/2001	20279	U.S. TRUSTEE	Professional Fees	250.00
07/26/2001	20280	U.S. TRUSTEE	Professional Fees	250.00
07/26/2001	20281	GOLD, BARRY	Travel & Enterainment	798.41
07/26/2001	20282	KILROY REALTY, L.P.	Rent	8,148.11
07/26/2001	20283	VERIZON CALIFORNIA	Telephone	2,247.36
07/26/2001	20284	SPRINT DATA SVCS	Telephone	67,890.70
07/30/2001	20285	PANJABI, SATISH	Ouside Services	4,247.66

In re:	eToys, Inc.	Case No.	01-00706 (MFW)

Cash Disbursements
July 2001

07/31/2001	20286	PMI	Insurance	713.06
07/31/2001	20287	PANJABI, SATISH	Ouside Services	8,256.25
07/31/2001	20288	ARCHIVE.COM, INC	Telephone	4,666.20
07/31/2001	20289	INVESTMENT TECHNOLOGY GROUP	Telephone	16,172.80
07/31/2001	20290	MARSH RISK & INSURANCE SVCS	Insurance	4,300.00
07/31/2001	20291	KILROY REALTY, L.P.	Rent	4,100.00

		Subtotal		755,369.04

		ADD: Payroll Disbursements (see attached)		160,098.97

		Total Disbursements		915,468.01

In re:	eToys, Inc.	Case No.	01-00706 (MFW)

CASH DISBURSEMENTS
PAYROLL ACCOUNT
JULY 2001

CHECKNUM	CHECK DATE	NET AMOUNT	NET CHECKS	PAYROLL TAXES	FEES
Payroll Fees	07/02/2001	175.73			175.73
306351	07/06/2001	2,246.94	2,246.94
306352	07/06/2001	840.66	840.66
306353	07/06/2001	1,161.50	1,161.50
306354	07/06/2001	244.36	244.36
306355	07/06/2001	813.83	813.83
306356	07/06/2001	526.26	526.26
306357	07/06/2001	575.86	575.86
306358	07/06/2001	933.93	933.93
Tax	07/06/2001	3,295.33		3,295.33
Payroll Fees	07/09/2001	220.81			220.81
40620	07/13/2001	115.17	115.17
306359	07/13/2001	2,683.62	2,683.62
306360	07/13/2001	840.66	840.66
306361	07/13/2001	1,161.50	1,161.50
306362	07/13/2001	451.25	451.25
306363	07/13/2001	813.84	813.84
306364	07/13/2001	441.68	441.68
306365	07/13/2001	726.4	726.4
306366	07/13/2001	933.94	933.94
Tax	07/13/2001	3,166.53		3,166.53
Payroll Fees	07/16/2001	162.66			162.66
306367	07/20/2001	2,969.22	2,969.22
306368	07/20/2001	840.67	840.67
306369	07/20/2001	1,161.50	1,161.50
306370	07/20/2001	456.51	456.51
306371	07/20/2001	813.83	813.83
306372	07/20/2001	441.68	441.68
Payroll Fees	07/20/2001	127.34			127.34
Tax	07/20/2001	2,468.57		2,468.57
Tax	07/20/2001	3,074.02		3,074.02
40621	07/27/2001	653.82	653.82
306373	07/27/2001	2,540.82	2,540.82
306374	07/27/2001	840.66	840.66
306375	07/27/2001	1,161.49	1,161.49
306376	07/27/2001	461.8	461.8
306377	07/27/2001	813.84	813.84
306378	07/27/2001	526.27	526.27
Payroll Fees	07/27/2001	128.18			128.18
Tax	07/27/2001	2,508.94		2,508.94
Tax	07/31/2001	1,189.92		1,189.92
Payroll Fees	07/31/2001	26.32			26.32
Payroll Fees	07/31/2001	26.32			26.32

TOTAL DISBURSEMENTS—eToys, Inc.		45,764.18

In re:	eToys, Inc.	Case No.	01-00706 (MFW)

CASH DISBURSEMENTS
PAYROLL ACCOUNT
JULY 2001

Payroll Fees	07/02/2001	146.04			146.04
605413	07/06/2001	514.44	514.44
605414	07/06/2001	435.16	435.16
605415	07/06/2001	639.08	639.08
605416	07/06/2001	259.97	259.97
605417	07/06/2001	364.81	364.81
605418	07/06/2001	408.18	408.18
605419	07/06/2001	526.48	526.48
605420	07/06/2001	623.15	623.15
605421	07/06/2001	436.03	436.03
605422	07/06/2001	430.05	430.05
605423	07/06/2001	696.5	696.5
605424	07/06/2001	950.15	950.15
605425	07/06/2001	460.49	460.49
605426	07/06/2001	412.81	412.81
605427	07/06/2001	968.18	968.18
605428	07/06/2001	385.97	385.97
605429	07/06/2001	1,032.67	1,032.67
605430	07/06/2001	685.28	685.28
605431	07/06/2001	474.58	474.58
605432	07/06/2001	94.62	94.62
605433	07/06/2001	334.22	334.22
605434	07/06/2001	381.54	381.54
605435	07/06/2001	947.02	947.02
605436	07/06/2001	1,461.93	1,461.93
605437	07/06/2001	1,155.52	1,155.52
605438	07/06/2001	445.15	445.15
605439	07/06/2001	459.26	459.26
605440	07/06/2001	349.8	349.8
605441	07/06/2001	434.73	434.73
605442	07/06/2001	465	465
605443	07/06/2001	1,005.48	1,005.48
605444	07/06/2001	413	413
605445	07/06/2001	373.98	373.98
605446	07/06/2001	441.8	441.8
605447	07/06/2001	442.91	442.91
605448	07/06/2001	4,743.78	4,743.78
Tax	07/06/2001	14,698.08		14,698.08
Payroll Fees	07/09/2001	154.66			154.66
605449	07/13/2001	514.44	514.44
605450	07/13/2001	91.09	91.09
605451	07/13/2001	639.08	639.08

In re:	eToys, Inc.	Case No.	01-00706 (MFW)

CASH DISBURSEMENTS
PAYROLL ACCOUNT
JULY 2001

605452	07/13/2001	167.2	167.2
605453	07/13/2001	412.83	412.83
605454	07/13/2001	412.81	412.81
605455	07/13/2001	464.51	464.51
605456	07/13/2001	623.15	623.15
605457	07/13/2001	433.49	433.49
605458	07/13/2001	350.99	350.99
605459	07/13/2001	432.11	432.11
605460	07/13/2001	950.14	950.14
605461	07/13/2001	485.85	485.85
605462	07/13/2001	412.83	412.83
605463	07/13/2001	628.36	628.36
605464	07/13/2001	424.24	424.24
605465	07/13/2001	1,032.67	1,032.67
605466	07/13/2001	474.58	474.58
605467	07/13/2001	331.65	331.65
605468	07/13/2001	485.86	485.86
605469	07/13/2001	947.02	947.02
605470	07/13/2001	1,461.92	1,461.92
605471	07/13/2001	1,155.52	1,155.52
605472	07/13/2001	355.4	355.4
605473	07/13/2001	482.96	482.96
605474	07/13/2001	1,005.50	1,005.50
605475	07/13/2001	422.46	422.46
605476	07/13/2001	424.95	424.95
605477	07/13/2001	4,743.76	4,743.76
Tax	07/13/2001	13,272.96		13,272.96
Payroll Fees	07/16/2001	177.72			177.72
605478	07/20/2001	526.95	526.95
605479	07/20/2001	412.81	412.81
605480	07/20/2001	353.52	353.52
605481	07/20/2001	968.18	968.18
605482	07/20/2001	445.92	445.92
605483	07/20/2001	1,032.68	1,032.68
605484	07/20/2001	490.08	490.08
605485	07/20/2001	947.01	947.01
605486	07/20/2001	1,461.93	1,461.93
605487	07/20/2001	445.15	445.15
605488	07/20/2001	482.95	482.95
605489	07/20/2001	1,005.49	1,005.49
605490	07/20/2001	422.47	422.47
605491	07/20/2001	424.94	424.94
605492	07/20/2001	4,909.73	4,909.73
Payroll Fees	07/20/2001	116.29			116.29
Tax	07/20/2001	9,680.88		9,680.88

In re:	eToys, Inc.	Case No.	01-00706 (MFW)

CASH DISBURSEMENTS
PAYROLL ACCOUNT
JULY 2001

Tax	07/20/2001	1,465.12		1,465.12
605493	07/27/2001	531.65	531.65
605494	07/27/2001	412.82	412.82
605495	07/27/2001	358.64	358.64
605496	07/27/2001	968.18	968.18
605497	07/27/2001	434.44	434.44
605498	07/27/2001	1,032.67	1,032.67
605499	07/27/2001	494.33	494.33
605500	07/27/2001	1,461.92	1,461.92
605501	07/27/2001	366.04	366.04
605502	07/27/2001	474.07	474.07
605503	07/27/2001	1,005.49	1,005.49
605504	07/27/2001	424.91	424.91
605505	07/27/2001	427.2	427.2
605506	07/27/2001	1,163.97	1,163.97
Payroll Fees	07/27/2001	162.11			162.11
Tax	07/27/2001	4,723.40		4,723.40
201321	07/31/2001	430.30	430.30

TOTAL DISBURSEMENTS—LLC		114,334.79

TOTAL DISBURSEMENTS		160,098.97	98,931.04	59,543.75	1,624.18

In re:	eToys, Inc.	Case No.	01-00706 (MFW)

UNION BANK PAYROLL ACCOUNT
OUTSTANDING CHECKS
JULY 31, 2001

CHECKNUM	CHECK DATE	NET AMOUNT
00010024	03/01/01	2,145.48
00020077	03/01/01	123.34
00031164	03/01/01	948.84
00031165	03/01/01	4,065.28
00031232	03/01/01	90.34
00040393	03/01/01	4,281.94
00040394	03/01/01	299.40
00305692	03/06/01	37.50
00305700	03/06/01	2,764.29
00305770	03/06/01	1,036.41
00305827	03/06/01	80.47
00305837	03/06/01	171.40
00305839	03/06/01	171.49
00305844	03/06/01	91.45
00305845	03/06/01	86.17
00305847	03/06/01	37.49
00305848	03/06/01	133.66
00305854	03/06/01	293.66
00305876	03/06/01	180.08
00305883	03/06/01	125.27
00305914	03/06/01	191.95
00305919	03/06/01	248.56
00305923	03/06/01	119.62
00305937	03/06/01	117.48
00305943	03/06/01	148.29
00305945	03/06/01	294.50
00305968	03/06/01	316.55
00305972	03/06/01	281.38
00305976	03/06/01	140.70
00305977	03/06/01	290.34
00305992	03/06/01	224.53
00305999	03/06/01	281.38
00306003	03/06/01	183.15
00306004	03/06/01	316.56
00306005	03/06/01	309.53
00603580	03/06/01	65.07
00603850	03/06/01	442.62
00603862	03/06/01	484.70
00603931	03/06/01	330.82
00603935	03/06/01	363.49
00603945	03/06/01	218.40
00603949	03/06/01	126.61
00603950	03/06/01	123.11
00603980	03/06/01	116.43
00603988	03/06/01	133.64

In re:	eToys, Inc.	Case No.	01-00706 (MFW)

UNION BANK PAYROLL ACCOUNT
OUTSTANDING CHECKS
JULY 31, 2001

00603990	03/06/01	191.40
00020084	03/09/01	140.70
00020086	03/09/01	218.07
00604003	03/16/01	59.10
00604048	03/16/01	87.94
00031401	03/23/01	423.15
00604154	03/23/01	365.22
00031415	03/28/01	3.28
00604319	03/30/01	271.09
00604354	03/30/01	456.52
00604454	04/06/01	295.27
00306068	04/13/01	803.58
00306084	04/13/01	2,513.04
00604630	04/13/01	950.67
00604650	04/13/01	629.01
00604654	04/13/01	1,402.64
00306125	04/20/01	28.11
00306149	04/20/01	33.59
00306157	04/20/01	48.90
00306161	04/20/01	228.66
00306162	04/20/01	19.22
00306189	04/20/01	84.74
00604978	04/20/01	46.35
00040593	05/04/01	1,205.91
00031426	05/18/01	303.10
00306290	05/25/01	5,307.57
605414	07/06/2001	435.16
605450	07/13/2001	91.09
605486	07/20/2001	1,461.93
306373	07/27/2001	2,540.82
306374	07/27/2001	840.66
306375	07/27/2001	1,161.49
306376	07/27/2001	461.80
605495	07/27/2001	358.64
605497	07/27/2001	434.44
605499	07/27/2001	494.33
605500	07/27/2001	1,461.92
605506	07/27/2001	1,163.97

		50,056.45

In re:	eToys, Inc.	Case No.	01-00706 (MFW)

STATEMENT OF OPERATIONS (MOR-2)
March 7 through July 31, 2001 and One Month Ended July 31, 2001
UNAUDITED

	Mar 7 - Jul 31, '01	Jul '01
Ordinary Income/Expense
Income
Liquidation Proceeds
Loss on Disposal of Assets	-27,927,357.20
Refunds Received	16,004.61
Liquidation Proceeds—Other	490,674.11	94,466.06

Total Liquidation Proceeds	-27,420,678.48	94,466.06

Total Income	-27,420,678.48	94,466.06

Gross Profit	-27,420,678.48	94,466.06
Expense
Advertising	10,845.34	0.00
Bank Service Charges	137,642.68	10.00
Dues and Subscriptions	9,144.19	0.00
Employee Benefits	351,409.87	22,907.49
Equipment Leases	111,397.78	0.00
Insurance	795,876.45	314,906.04
Janitorial Services	0.00	0.00
Licenses and Permits	3,348.02	0.00
Miscellaneous	11,592.12	-107.20
Moving Expense	0.00	0.00
Office Relocation Expense	37,333.00	0.00
Outside Services	114,293.92	19,618.93
Parking	56,115.97	0.00
Payroll Taxes	68,490.86	5,256.04
Postage and Delivery	7,548.15	227.24
Professional Fees
Accounting	1,593.59	0.00
Legal Fees	10,000.00	0.00
Professional Fees—Other	3,868.94	3,868.94

Total Professional Fees	15,462.53	3,868.94
Rent	381,906.19	33,087.11
Repairs
Computer Repairs	138,848.94	0.00
Equipment Repairs	11,537.01	0.00
Repairs—Other	66,713.92	0.00

Total Repairs	217,099.87	0.00
Salaries & Wages
Vacation Expense	19,748.25	0.00
Salaries & Wages—Other	1,243,566.10	38,443.96

Total Salaries & Wages	1,263,314.35	38,443.96
Sales Tax	25,388.98	0.00
Security	763.35	0.00
Supplies
Office	7,672.48	302.39
Supplies—Other	337.91	0.00

Total Supplies	8,010.39	302.39

See accompanying Note To Financial Statements

In re:	eToys, Inc.	Case No.	01-00706 (MFW)

STATEMENT OF OPERATIONS (MOR-2)
March 7 through July 31, 2001 and One Month Ended July 31, 2001
UNAUDITED

Taxes
State	0.00	0.00
Taxes—Other	29,810.37	1,849.37

Total Taxes	29,810.37	1,849.37
Telephone
Communications Expense	180,774.41	81,294.85
Telephone—Other	113,992.17	10,570.31

Total Telephone	294,766.58	91,865.16
Travel & Ent
Meals	301.98	0.00
Travel	6,090.70	1,517.96
Travel & Ent—Other	22,068.12	1,716.42

Total Travel & Ent	28,460.80	3,234.38
Utilities
Gas and Electric	86.69	0.00
Utilities—Other	0.00	0.00

Total Utilities	86.69	0.00

Total Expense	3,980,108.45	535,469.85

Net Ordinary Income	-31,400,786.93	-441,003.79
Other Income/Expense
Other Income
Interest Income	331,073.13	191,281.63
Miscellaneous Income	4,713.09	0.00

Total Other Income	335,786.22	191,281.63
Other Expense
Reorganization Expenses
Other Reorganization Expenses
Post-Petition Payments
Asset Management	229,758.65	27,688.65
IT Consulting Services	6,732.50	0.00
Legal Notices/Publication	48,216.13	0.00

Total Post-Petition Payments	284,707.28	27,688.65
Pre-Petition Payments
Employee Reimbursements	6,020.71	0.00
Exp Deducted—Sec Dep	6,600.00	0.00
Other Critical Vendors	8,588.84	0.00
Payroll	540,337.53	0.00
Sales & Other Taxes	-4,613.94	0.00

Total Pre-Petition Payments	556,933.14	0.00
Provision for Restructuring Chg	97,853,000.00	0.00

Total Other Reorganization Expenses	98,694,640.42	27,688.65
Professional Fees	2,621,522.53	489,183.69
U.S. Trustees Fees	14,000.00	8,500.00
Reorganization Expenses—Other	100,000.00	0.00

Total Reorganization Expenses	101,430,162.95	525,372.34

Total Other Expense	101,430,162.95	525,372.34

Net Other Income (Expense)	-101,094,376.73	-334,090.71

Net Loss	-132,495,163.66	-775,094.50

See accompanying Note To Financial Statements

In re:	eToys, Inc.	Case No.	01-00706 (MFW)

Balance Sheet (MOR-3)
As of July 31, 2001
UNAUDITED

Jul 31, '01
ASSETS
Current Assets
Checking/Savings
101000B—UBOC DIP A/C	64,832.38
101100—UBOC Payroll	3,729.74
101860—UBOC CD	21,079,056.91
101861—UBOC CD	603,181.05
101864—UBOC CD	11,160,750.53
102000—Wells Fargo CD	100,000.00
105000—Cash on Deposit	288,000.00
106000—UBOC Cert. of Dep.	319,429.60
107000—UBOC Cert. of Deposit	187,500.00
109600—Wells Fargo Credit Crd	103,751.98

Total Checking/Savings	33,910,232.19
Other Current Assets
Other Liquidated Debts
122500—Employee Receivables	400.00
129000—A/R Other	607,563.52
152000—Prepaid Marketing	3,546,581.00
152500—Prepaid Maintenance	125,872.09
153000—Prepaid License	83,927.45
159000—Prepaid Other	2,654,894.61
241000—Deposits	416,222.00

Total Other Liquidated Debts	7,435,460.67

Total Other Current Assets	7,435,460.67

Total Current Assets	41,345,692.86
Fixed Assets
FF&E
202000—Office Equipment	1,199,705.47
202500—Furniture & Fixtures	145,297.80
203000—Computer Hardware	6,408,476.32
204500—Off. Equip. Cap Lease	253,846.17
205000—Furn & Fixt Cap Lease	750,518.79
205500—Comp Hdwre Cap Lease	10,719,162.01
212000—A/D Office Equipment	-319,133.93
212500—A/D Furn & Fixtures	-31,543.65
213000—A/D Computer Hardware	-1,544,232.78
214500—A/D Off.Equip. Cap Lse	-106,402.17
215000—A/D F & F Cap Lse	-219,089.28
215500—A/D Comp Hdwr Cap Lse	-5,017,334.09

Total FF&E	12,239,270.66
Leasehold Improvements
201000—Leasehold Improvements	7,401,458.00
211000—Accum. Depr. Lease Imp	-413,074.51

Total Leasehold Improvements	6,988,383.49

Total Fixed Assets	19,227,654.15
Other Assets
I/C Receivables—Post Petition
251000 POST—Due From Dist LLC	-10,685,773.25

Total I/C Receivables—Post Petition	-10,685,773.25
I/C Receivables Pre-Petition
251500—Due From eToys Dist	62,252,413.51
255000—Due From eToys Europe	1,769,504.33

Total I/C Receivables Pre-Petition	64,021,917.84

See accompanying Notes to Financial Statements

In re:	eToys, Inc.	Case No.	01-00706 (MFW)

Balance Sheet (MOR-3)
As of July 31, 2001
UNAUDITED

Intangible Assets
231000—Goodwill	2,596,625.08
231500—Accum. Amort. Goodwill	-1,121,654.00
232000—License Fee	2,565,922.69
232500—Accum. Amort. License	-388,280.31
243000—Debt Issuance Cost	5,003,543.62
243500—Accum Amort Debt Costs	-1,066,386.73
244000—Lease/Loan Orig. Fees	392,545.81
244500—Accum Amort Lease Fees	-43,749.99

Total Intangible Assets	7,938,566.17
Reserve—I/C Receivables	-55,000,000.00
Reserve for Restructuring Chrgs	-23,939,294.95

Total Other Assets	-17,664,584.19

TOTAL ASSETS	42,908,762.82

LIABILITIES & EQUITY
Liabilities
Current Liabilities
Accounts Payable
Accounts Payable	419,662.06

Total Accounts Payable	419,662.06
Other Current Liabilities
Post-Petition Liabilities
340000—Accrued Prof Fees	1,978,902.00
350000—Deposit Liabilities	47,500.00

Total Post-Petition Liabilities	2,026,402.00

Total Other Current Liabilities	2,026,402.00

Total Current Liabilities	2,446,064.06
Long Term Liabilities
Liabs Subject to Compromise
Priority Claims
303000P—Gift Certificates	646,521.86
304500P—Employee Benefits	29,570.00
311000P—Taxing Authority	137,259.00
332000P—Employee Comp Liab	213,504.12

Total Priority Claims	1,026,854.98
Secured Claims
351000—Capital Lease Oblgns	9,255,313.94
352000—L-T Notes Payable	1,107,131.33

Total Secured Claims	10,362,445.27
Unsecured Claims
300000—Accounts Payable	21,353,808.61
326000—Agreement	2,583,268.44
327000—Contract	93,805.00
328000—Litigation	51,899.52
331000—Web Affiliate	185,120.00
332000—Employee Comp	615,562.49
335000—Accrued Interest Pyble	2,670,000.75
351000—Equipment Lease	1,666,630.92
353000—Subordinated N/P
353000 A—Subordinated N/P	89,000,000.00
353000 B—Subordinated N/P	61,000,000.00

Total 353000—Subordinated N/P	150,000,000.00

Total Unsecured Claims	179,220,095.73

Total Liabs Subject to Compromise	190,609,395.98

Total Long Term Liabilities	190,609,395.98

Total Liabilities	193,055,460.04

Total Equity	-150,146,697.22

TOTAL LIABILITIES & EQUITY	42,908,762.82

See accompanying Notes to Financial Statements

In re:	eToys, Inc.	Case No.	01-00706 (MFW)

Notes to Unaudited Financial Statements (MOR-2 3)
As of July 31, 2001
UNAUDITED

NOTE 1—Basis of Presentation

  Assets are carried at cost. Amounts anticipated to be realized from the liquidation of the Company's assets are expected to be significantly less than book value. The Company has not been able to definitively determine the amount expected to be realized from the sale of its assets. No adjustment has been made to the cost basis of assets to reflect the lower value.

NOTE 2—Provision For Restructuring and Asset Impairment

  Due to the Company's filing for Chapter 11 protection and the determination that there were no ready buyers for the Company, the Company's assets are being sold and the Company will be liquidated. Cash expected to be realized from the liquidation of the Company's assets is expected to be considerably less than cost basis. Accordingly, management has prepared an estimate of net realizable values and charged a provision to statement of operations and established a reserve on the Company's balance sheet. There can be no assurance that this reserve is adequate to cover the losses actually realized upon asset sales.

In re:	eToys, Inc.	Case No.	01-00706 (MFW)
	Debtor	Reporting Period:	07/01/01-07/31/01

MOR-4
STATUS OF POSTPETITION TAXES

    The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning tax Liability	Amount withheld or Actual	Amount Paid	Date paid	Check No.	Ending Tax Liability
FEDERAL
Withholding	0.00	5,218.49	5,218.49	7/6, 7/13, 7/20, & 7/27	Note 1	0.00
FICA-Employer	0.00	2,188.92	2,188.92	7/6, 7/13, 7/20, & 7/27	Note 1	0.00
FICA-Employee	0.00	2,188.92	2,188.92	7/6, 7/13, 7/20, & 7/27	Note 1	0.00
Tax Adjustment	0.00	4,263.94	4,263.94	7/20		0.00
Tax Refund	0.00	(1,196.82)	(1,196.82)			0.00
Unemployment	0.00	0.00	0.00			0.00
Income	0.00	0.00	0.00			0.00
Other:	0.00	0.00	0.00			0.00
Total Federal Taxes	0.00	12,663.45	12,663.45			0.00
STATE AND LOCAL
Withholding	0.00	1,843.04	1,843.04	7/6, 7/13, 7/20, & 7/27	Note 1	0.00
Sales	0.00	0.00	0.00			0.00
Excise	0.00	0.00	0.00			0.00
Unemployment	0.00	0.00	0.00		Note 1	0.00
Real Property	0.00	0.00	0.00			0.00
Personal Property	0.00	0.00	0.00			0.00
Other:	0.00	0.00	0.00			0.00
Total State and Local	0.00	1,843.04	1,843.04			0.00
Total taxes	0.00	14,506.49	14,506.49			0.00

Note 1—All payroll taxes are impounded by the independent payroll service on or about the date of each payroll and remitted to the appropriate agencies.

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

		Number of Days Past Due
	Current	1-30	31-60	61-90	> 90	Total
Accounts payable	1,455.97	56,956.77	215,219.64	134,722.78	11,306.90	419,662.06
Wages payable
Taxes Payable						—
Rent/Lease-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees						1,606,037.00
Amounts Due to Insiders*
Other: Deposit Liabilities						22,500.00
Other:
Total Postpetition Debts						2,048,199.06

Explain how and when the Debtor intends to pay any past-due postpetition debts.

* "Insider" is defined in 11 U.S.C. Section 101 (31).

In re:	eToys, Inc.	Case No.	01-00706 (MFW)

Accounts Payable Aging Report
AS of July 31, 2001

	Current	1-30	31-60	61-90	> 90	TOTAL
AMERICAN STOCK EXCHANGE	0.00	0.00	0.00	24.38	0.00	24.38
ARCUS DATA SECURITY	0.00	0.00	0.00	313.35	0.00	313.35
AVAYA	0.00	0.00	0.00	10,975.41	0.00	10,975.41
BANC ONE LEASING CORPORATION	0.00	0.00	28,841.00	23,258.87	0.00	52,099.87
BLOOMBERG LP	0.00	0.00	0.00	6,662.70	0.00	6,662.70
BLUE CROSS OF CALIFORNIA	0.00	30,592.33	0.00	0.00	0.00	30,592.33
CHASE MELLON SHAREHOLDER SERVICES	0.00	0.00	0.00	3,348.02	0.00	3,348.02
COMDISCO INC.	0.00	0.00	146,955.01	0.00	0.00	146,955.01
DE LAGE LANDEN	0.00	0.00	28,488.04	0.00	0.00	28,488.04
EXODUS	0.00	0.00	0.00	982.26	0.00	982.26
FEDERAL EXPRESS	61.62	29.38	0.00	0.00	0.00	91.00
GLOBAL CENTER	0.00	0.00	0.00	68,598.74	0.00	68,598.74
IBM CORPORATION	0.00	0.00	11,306.90	0.00	11,306.90	22,613.80
KILROY REALTY, L.P.	0.00	2,931.81	0.00	0.00	0.00	2,931.81
LEXIS NEXIS	0.00	0.00	0.00	478.62	0.00	478.62
MARSH RISK & INSURANCE SVCS	0.00	0.00	-458.00	0.00	0.00	-458.00
MERRILL COMMUNICATIONS LLC	0.00	551.04	0.00	0.00	0.00	551.04
PACIFIC BELL (SAC)	0.00	0.00	0.00	187.64	0.00	187.64
PBCC	0.00	0.00	0.00	994.68	0.00	994.68
SALOMON SMITH BARNEY	0.00	1,425.96	0.00	0.00	0.00	1,425.96
SOUTH BAY SECURITY	0.00	0.00	0.00	450.00	0.00	450.00
SPIEKER PROPERTIES	0.00	0.00	86.69	0.00	0.00	86.69
SPRINT (ATLANTA)	0.00	12,638.85	0.00	8.08	0.00	12,646.93
SPRINT (PO BOX 79255)	0.00	8,787.40	0.00	0.00	0.00	8,787.40
VERIZON CALIFORNIA	300.85	0.00	0.00	0.00	0.00	300.85
VERIZON WIRELESS—LA	0.00	0.00	0.00	18,350.03	0.00	18,350.03
XEROX CORPORATION	0.00	0.00	0.00	90.00	0.00	90.00
YOUNG, BYNNE	1,093.50	0.00	0.00	0.00	0.00	1,093.50

TOTAL	1,455.97	56,956.77	215,219.64	134,722.78	11,306.90	419,662.06

In re:	eToys, Inc.	Case No.	01-00706 (MFW)
		Reporting Period:	07/01/01-07/31/01

MOR-5
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

	Amount
Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period		$607,963.52
(+) Amounts billed during the period
(-) Amounts collected during the period
(-) Other adjustments, see Note 1

Total Accounts Receivable at the end of the reporting period		$607,963.52

Accounts Receivable Aging
0-30 days old	$
31-60 days old
61-90 days old
91 + days old		607,963.52

Total Accounts Receivable		$607,963.52

Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)		$607,963.52

Note 1: Adjustment for employee receivables that were repaid prior to chapter 11.

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, Provide an explanation below.	X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

Assets/inventory and/or scrap was sold outside the normal course of business as a result of the company operating in a liquidation process.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
OFFICE OF THE US TRUSTEE—REGION 3

In re:	eToys Distribution LLC	Case No.	01-00707 (MFW)
		Reporting Period:	07/01/01-07/31/01

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month

    Submit copy of report to any official committee appointed in the case

Required Documents	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CON'T)	X
Copies of bank statements		X
Cash disbursements journals		X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt			X
Copies of tax returns filed during reporting period			X
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable		X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Barry Gold CEO Signature of Debtor	8/20/01 Date
Signature of Joint Debtor	Date
Signature of Authorized Individual	Date
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re:	eToys Distribution LLC	Case No.	01-00707 (MFW)
		Reporting Period:	07/01/01-07/31/01

Attachment to Monthly Operating Report (MOR cover page):

  All payroll taxes are impounded by the independent payroll service therefore payment receipt is not applicable.

  There was no tax return filed during the period. Tax return filing extension requests were filed for all necessary Federal and State tax returns for the fiscal year ended March 31, 2001. Payroll and sales tax returns are prepared on a quarterly basis and submitted to respective government agency within thirty days after the end of each quarter.

In re:	eToys Distribution LLC	Case No.	01-00707 (MFW)
	Debtor	Reporting Period:	07/01/01-07/31/01

MOR-1
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

    Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH-ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM-IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for the cash account.

	UBOC Pre-petition	BofA Acct No. 1459-2-08325	Union Bank Acct No. 2180039778	Total
CASH BEGINNING OF MONTH	0.00	0.00	75,481.17	75,481.17
CASH SALES				0.00
ACCOUNTS RECEIVABLE				0.00
LOANS AND ADVANCES				0.00
SALE OF ASSETS				0.00
DUE FROM LLC				0.00
OTHER (attach list)				0.00
TRANSFERS—SWEEP ACCOUNT				0.00
TRANSFERS FROM eTOYS INC CD			200,000.00	200,000.00
TRANSFERS FROM PRE-PETITION				0.00
TRANSFERS FROM eTOYS INC DIP			110,000.00	110,000.00
INTEREST				0.00
TOTAL RECEIPTS	0.00	0.00	310,000.00	310,000.00
DISBURSEMENTS
NET PAYROLL				0.00
PAYROLL TAXES				0.00
SALES,USE,& OTHER TAXES			(214.28)	(214.28)
INVENTORY PURCHASES				0.00
SECURED/RENT/LEASES			(197,205.83)	(197,205.83)
INSURANCE				0.00
ADMINISTRATIVE			(106,613.55)	(106,613.55)
SELLING				0.00
OTHER (attach list)				0.00
PRE-PETITION EXPENSES *				0.00
OWNER DRAW				0.00
TRANSFERS				0.00
Transfer to eToys Inc. DIP				0.00
Transfer to PR				0.00
Transfer to CD				0.00
Due to LLC				0.00
Transfer to Pre-petition				0.00
PROFESSIONAL FEES				0.00
U.S. TRUSTEE QUARTERLY FEES			(5,000.00)	(5,000.00)
COURT COSTS				0.00
TOTAL DISBURSEMENTS	0.00	0.00	(309,033.66)	(309,033.66)
NET CASH FLOW	0.00	0.00	966.34	966.34
CASH END OF MONTH	0.00	0.00	76,447.51	76,447.51

*
PAYMENTS MADE TO CRITICAL VENDORS AND EMPLOYEE REIMBURSEMENTS PURSUANT TO FIRST DAY ORDER

    THE FOLLOWING SECTION MUST BE COMPLETED

TOTAL DISBURSEMENTS		309,033.66
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS		0.00
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		309,033.66

Note: All payroll disbursements of eToys Distribution LLC were paid by eToys, Inc. and included in Etoys Inc. MOR-1.

In re:	eToys Distribution LLC	Case No.	01-00707 (MFW)
	Debtor	Reporting Period:	07/01/01-07/31/01

BANK RECONCILIATIONS
Continuation Sheet for MOR-1

    A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page

	Union Bank of Cal. 2180039778			Bank of America 1459-2-08325
BALANCE PER BOOKS	$75,481.17			$—
BANK BALANCE	$246,734.77			$—
(+) DEPOSITS IN TRANSIT (attach list)	—			0.00
(-) OUTSTANDING CHECKS (attach list)	(170,287.26)			0.00
OTHER (attach list)
ADJUSTED BANK BALANCE	$76,447.51			$—

* Adjusted bank balance must equal balance per books

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount
	None			None

CHECKS OUTSTANDING	Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount
	30164-	17,580.65		None
	30177-	14.91
	30178-	1,992.19
	30179-	444.60
	30180-	254.91
	30181-	5,000.00
	30182-	145,000.00

Total Outstanding Checks	$170,287.26

OTHER

In re:	eToys Distribution LLC	Case No.	01-00707 (MFW)

Cash Disbursements
July 2001

Date	Check Number	Name	Amount
7/5/01	30156	NEXTEL COMMUNICATIONS	2,230.15
7/6/01	30157	K-9 SECURITY FORCE	1,215.00
7/6/01	30158	BURNS INTERNATIONAL SEC. SVCS	4,807.00
7/6/01	30159	PITTSYLVANIA COUNTY SERVICE AUTHORITY	214.28
7/6/01	30160	DEBBIE'S STAFFING	—
7/9/01	30161	DEBBIE'S STAFFING	1,741.40
7/9/01	30162	DOMINION VIRGINIA POWER	43,676.31
7/10/01	30163	VOLT	—
7/10/01	30164	SKECHERS	17,580.65
7/13/01	30165	AT&T	31.54
7/13/01	30166	DOMINION VIRGINIA POWER	36,708.06
7/13/01	30167	NEXTEL COMMUNICATIONS	2,308.05
7/13/01	30168	PACIFIC BELL	—
7/13/01	30169	VERIZON—PO BOX 17398	1,562.15
7/13/01	30170	VERIZON—PO BOX 17577	382.85
7/13/01	30171	VERIZON CALIFORNIA	924.98
7/13/01	30172	BURNS INTERNATIONAL SEC. SVCS	4,807.00
7/19/01	30173	VOLT	3,512.45
7/19/01	30174	RAYMOND LEASING CORPORTATION	—
7/23/01	30175	RAYMOND LEASING CORPORTATION	30,256.42
7/23/01	30176	RAYMOND LEASING CORPORTATION	4,368.76
7/26/01	30177	AT&T	14.91
7/26/01	30178	BURNS INTERNATIONAL SEC. SVCS	1,992.19
7/26/01	30179	DEBBIE'S STAFFING	444.60
7/26/01	30180	VERIZON—PO BOX 17577	254.91
7/26/01	30181	U.S. TRUSTEE	5,000.00
7/26/01	30182	NG LAND, LLC	145,000.00

		TOTAL DISBURSEMENTS	$309,033.66

In re:	eToys Distribution LLC	Case No.	01-00707 (MFW)

Statement of Operations (MOR-2)
March 7 through July 31, 2001 and One Month Ended July 31, 2001
UNAUDITED

	Mar 7 - Jul 31, '01	Jul '01
Ordinary Income/Expense
Income
Liquidation Proceeds
Loss on Disposal of Assets	-38,308,708.11
Other Income	838.20
Refunds Received	1,159.08
Liquidation Proceeds—Other	2,135,144.32

Total Liquidation Proceeds	-36,171,566.51	0.00

Total Income	-36,171,566.51	0.00
Cost of Goods Sold
Cost of Goods Sold	2,044,470.55

Total COGS	2,044,470.55

Gross Profit	-38,216,037.06	0.00
Expense
Automobile Expense	715.53
Dues and Subscriptions	22.56
Employee Benefits	0.00
Equipment Leases	347,146.88	34,625.18
Equipment Rental	8,580.20
Freight	274,576.82
Miscellaneous	1,149.24
Outside Services	2,341.15	756.82
Payroll taxes	100,276.55	9,158.88
Postage and Delivery	180.10
Rent	2,002,306.50	162,580.65
Repairs
Equipment Repairs	3,855.91

Total Repairs	3,855.91	0.00
Salaries & Wages
Vacation Expense	31,316.57
Salaries & Wages—Other	1,211,448.25	104,419.09

Total Salaries & Wages	1,242,764.82	104,419.09
Security	119,707.14	12,663.64
Supplies
Office	162.40
Supplies—Other	2,349.48

Total Supplies	2,511.88	0.00
Taxes	19,079.00
Telephone
Communications Expense	2,718.45	569.77
Telephone—Other	52,886.50	4,460.30

Total Telephone	55,604.95	5,030.07
Temporary Help	73,749.31	1,602.90

See accompanying Note To Financial Statements

In re:	eToys Distribution LLC	Case No.	01-00707 (MFW)
	Mar 7 - Jul 31, '01	Jul '01
Travel & Ent
Travel	2,178.82
Travel & Ent—Other	562.34

Total Travel & Ent	2,741.16
Utilities
Gas and Electric	173,976.66	61.07
Water	2,441.54	718.27
Utilities—Other	24,464.40

Total Utilities	200,882.60	779.34

Total Expense	4,458,192.30	331,616.57

Net Ordinary Income	-42,674,229.36	-331,616.57
Other Income/Expense
Other Income
Interest Income	4,179.63	4,179.63
Other Income	734.65

Total Other Income	4,914.28	4,179.63
Other Expense
Reorganization Expenses
Other Reorganization Expenses
Pre-Petition Payments
Employee Reimbursements	7,780.08
Exp Charged—Sec Dep	1,029,090.00
Other Critical Vendors	27,523.51

Total Pre-Petition Payments	1,064,393.59	0.00
Provision for Restructuring Chg	54,251,000.00

Total Other Reorganization Expenses	55,315,393.59	0.00
U.S. Trustees Fees	8,750.00	5,000.00
Reorganization Expenses—Other	76,961.27

Total Reorganization Expenses	55,401,104.86	5,000.00

Total Other Expense	55,401,104.86	5,000.00

Net Other Income (Expense)	-55,396,190.58	-820.37

Net Loss	-98,070,419.94	-332,436.94

See accompanying Note To Financial Statements

In re:	eToys Distribution LLC	Case No.	01-00707 (MFW)

Balance Sheet (MOR-3)
As of July 31, 2001
UNAUDITED

Jul 31, '01
ASSETS
Current Assets
Checking/Savings
102000—UBOC DIP ACCOUNT	76,447.51

Total Checking/Savings	76,447.51
Other Current Assets
Inventory
131000—Inventory	1,628,239.72

Total Inventory	1,628,239.72
Other Liquidated Debts
122500—Employee Receivables	10,919.59
129000—A/R Other	4,635.04
155000—A/P Debit Balances	887,426.73
159000—Other Prepaid Expenses	45,632.18

Total Other Liquidated Debts	948,613.54

Total Other Current Assets	2,576,853.26

Total Current Assets	2,653,300.77
Fixed Assets
Machinery & Equipment
201000—Leasehold Improvements	30,698,429.04
201500—Heavy Equipment	2,511,662.88
204000—Heavy Equip Cap Lse	10,069,284.07
211000—A/D Leasehold Impr	-860,480.96
211500—A/D Heavy Equipment	-80,326.78
214000—A/D Heavy Eq Cap Lse	-326,090.20

Total Machinery & Equipment	42,012,478.05
Office Equipment & Furnishings
202000—Office Equipment	2,220,343.57
202500—Furniture & Fixtures	1,776,903.22
203000—Computer Hardware	1,813,253.39
204500—Off Equip Cap Lse	3,169,392.68
205000—Furn & Fix Cap Lse	1,669,178.61
205500—Comp Hardware Cap Lse	3,537,520.06
212000—A/D Office Equipment	-556,698.19
212500—A/D Furn & Fixtures	-138,786.70
213000—A/D Computer Hardware	-435,952.39
214500—A/D off Equip Cap Lse	-263,968.32
215000—A/D Furn & Fix Cap Lse	-122,973.58
215500—Comp Hdwre Cap Lse	-781,790.45

Total Office Equipment & Furnishings	11,886,421.90
Vehicles
201800—Vehicle Equipment	63,697.11
206500—Vehicle—Cap Lease	866,408.64
211800—A/D Vehicle Equipment	-961.26
216500—A/D Vehicle Cap Lease	-53,721.25

Total Vehicles	875,423.24

Total Fixed Assets	54,774,323.19
Other Assets
Intangible Assets
244000—Lease/Loan Orig Fee	241,894.63
244500—Accum Amort Loan Fees	-46,627.37

See accompanying notes to Financial Statements.

In re:	eToys Distribution LLC	Case No.	01-00707 (MFW)

Balance Sheet (MOR-3)
As of July 31, 2001
UNAUDITED

Jul 31, '01
Total Intangible Assets	195,267.26
Reserve for Restructuring	-54,251,000.00
Security Deposits
105000—USPS	75,000.00
241000—Other Security Deposit	1,404,466.48

Total Security Deposits	1,479,466.48

Total Other Assets	-52,576,266.26

TOTAL ASSETS	4,851,357.70

LIABILITIES & EQUITY
Liabilities
Current Liabilities
Accounts Payable
Accounts Payable	232,205.47

Total Accounts Payable	232,205.47
Other Current Liabilities
Post-Petition Liabilities
ESPP Liab	-301.32
I/C Due to eToys, Inc.	-10,685,773.25
Other Payroll Withholdings	137.31
Vacation Accrual	31,316.57

Total Post-Petition Liabilities	-10,654,620.69

Total Other Current Liabilities	-10,654,620.69

Total Current Liabilities	-10,422,415.22
Long Term Liabilities
Liabs Subject to Compromise
Priority Claims
311000—Sales and Use Taxes	2,503,620.11
332000P—Emp Claims Priority	162,969.44

Total Priority Claims	2,666,589.55
Secured Claims
351000—Capital Lease Oblgtns	11,431,105.14
352000—L-T Notes Payable	11,939,562.59

Total Secured Claims	23,370,667.73
Unsecured Claims
301000—Accounts Payable	48,163,156.67
303500—Equipment Lease	27,443.24
332000U—Emp. Claims Unsecured	315,417.43
I/C—Due to eToys, Inc.	65,413,313.98

Total Unsecured Claims	113,919,331.32

Total Liabs Subject to Compromise	139,956,588.60

Total Long Term Liabilities	139,956,588.60

Total Liabilities	129,534,173.38

Total Equity	-124,682,815.68

TOTAL LIABILITIES & EQUITY	4,851,357.70

See accompanying notes to Financial Statements.

Notes to Unaudited Financial Statements (MOR-2 3)
As of July 31, 2001
UNAUDITED

NOTE 1—Basis of Presentation

  Assets are carried at cost. Amounts anticipated to be realized from the liquidation of the Company's assets are expected to be significantly less than book value. The Company has not been able to definitively determine the amount expected to be realized from the sale of its assets. No adjustment has been made to the cost basis of assets to reflect the lower value.

NOTE 2—Provision For Restructuring and Asset Impairment

  Due to the Company's filing for Chapter 11 protection and the determination that there were no ready buyers for the Company, the Company's assets are being sold and the Company will be liquidated. Cash expected to be realized from the liquidation of the Company's assets is expected to be considerably less than cost basis. Accordingly, management has prepared an estimate of net realizable values and charged a provision to statement of operations and established a reserve on the Company's balance sheet. There can be no assurance that this reserve is adequate to cover the losses actually realized upon asset sales.

In re:	eToys Distribution LLC	Case No.	01-00707 (MFW)
Debtor		Reporting Period:	07/01/01-07/31/01

MOR-4
STATUS OF POSTPETITION TAXES

    The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning tax Liability	Amount with held or Actual	Amount Paid	Date paid	Check No.	Ending Tax Liability
FEDERAL
Withholding	0.00	21,129.27	21,129.27	7/6, 7/13, 7/20, & 7/27	Note 1	0.00
FICA-Employee	0.00	7,693.76	7,693.76	7/6, 7/13, 7/20, & 7/27	Note 1	0.00
FICA-Employer	0.00	7,693.76	7,693.76	7/6, 7/13, 7/20, & 7/27	Note 1	0.00
Tax Rate Adjustment	0.00	1,465.12	1,465.12	07/20/01		0.00
Unemployment	0.00	0.00	0.00			0.00
Income	0.00	0.00				0.00
Other:	0.00	0.00				0.00
Total Federal Taxes	0.00	37,981.91	37,981.91			0.00
STATE AND LOCAL
Withholding	0.00	5,858.53	5,858.53	7/6, 7/13, 7/20, & 7/27	Note 1	0.00
Sales	0.00	0.00	0.00			0.00
Excise	0.00	0.00	0.00			0.00
Unemployment	0.00	0.00	0.00			0.00
Real Property	0.00	0.00	0.00			0.00
Personal Property	0.00	0.00	0.00			0.00
Other:	0.00	0.00	0.00			0.00
Total State and Local	0.00	5,858.53	5,858.53			0.00
Total taxes	0.00	43,840.44	43,840.44			0.00

Note 1—All payroll taxes are impounded by the independent payroll service on or about the date of each payroll and remitted to the appropriate agencies

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

	Number of Days Past Due
	Current	1-30	31-60	61-90	> 90	Total
Accounts payable	—	5,583.54	566.16	92,775.17	133,280.60	232,205.47
Wages payable
Taxes Payable
Rent/Lease-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other: Vacation Accrual						31,316.57
Other: Post Petition Liabilities						(164.01)
Total Postpetition Debts						263,358.03

Explain how and when the Debtor intends to pay any past-due postpetition debts.

* "Insider" is defined in 11 U.S.C. Section 101 (31).

In re:	eToys Distribution LLC	Case No.	01-00707 (MFW)

Accounts Payable Aging Report
As of July 31, 2001

	Current	1-30	31-60	61-90	> 90	TOTAL
ADELPHIA	0.00	0.00	0.00	0.00	3.06	3.06
ASCOM HASLER LEASING	0.00	0.00	0.00	0.00	585.04	585.04
AT&T	0.00	15.07	0.00	0.00	0.00	15.07
BTI	0.00	0.00	0.00	0.00	4,076.97	4,076.97
CITY OF ONTARIO UTILITY DEPARTMENT	0.00	718.27	0.00	0.00	0.00	718.27
DOMINION VIRGINIA POWER	0.00	61.07	0.00	0.00	0.00	61.07
HIGHLAND PAGING, INC.	0.00	0.00	0.00	0.00	461.13	461.13
HOMESTEAD MATERIALS HANDLING	0.00	0.00	0.00	0.00	3,018.89	3,018.89
IBM CORPORATION	0.00	0.00	0.00	52,856.26	96,333.12	149,189.38
LEASING TECHNOLOGIES INT'L, INC.	0.00	0.00	0.00	39,190.00	0.00	39,190.00
NATIONWIDE GUARD SERVICES	0.00	2,352.00	0.00	0.00	0.00	2,352.00
PACIFIC BELL	0.00	0.00	300.66	82.31	0.00	382.97
RAYMOND LEASING CORPORTATION	0.00	0.00	0.00	0.00	27,958.79	27,958.79
RUSSELL A. FARROW LTD	0.00	0.00	265.50	0.00	0.00	265.50
VERIZON—PO BOX 17398	0.00	1,524.76	0.00	0.00	0.00	1,524.76
VERIZON—PO BOX 17577	0.00	442.70	0.00	0.00	0.00	442.70
VERIZON CALIFORNIA	0.00	469.67	0.00	0.00	0.00	469.67
XEROX CORPORATION	0.00	0.00	0.00	646.60	843.60	1,490.20

TOTAL	0.00	5,583.54	566.16	92,775.17	133,280.60	232,205.47

In re:	eToys Distribution LLC	Case No.	01-00707 (MFW)
	Debtor		07/01/01-07/31/01

MOR-5
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Amount
Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	$15,554.63
(+) Amounts billed during the period	$887,426.73
(-) Amounts collected during the period	—

Total Accounts Receivable at the end of the reporting period	$902,981.36

Amount
Accounts Receivable Aging
0-30 days old	$887,426.73
31-60 days old	$4,635.04
61-90 days old	—
91 + days old	$10,919.59

Total Accounts Receivable	$902,981.36
Amount considered uncollectible (Bad Debt)	—

Accounts Receivable (Net)	$902,981.36

DEBTOR QUESTIONNAIRE

Must be completed each month		YES	NO
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, Provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers comensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re:	eKids, Inc.	Case No.	01-00708 (MFW)
		Reporting Period:	07/01/01-07/31/01

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month

    Submit copy of report to any official committee appointed in the case

Required Documents	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Not Applicable
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CON'T)	Not Applicable
Copies of bank statements		Not Applicable
Cash disbursements journals		Not Applicable
Statement of Operations	MOR-2	Not Applicable
Balance Sheet	MOR-3	Not Applicable
Status of Postpetition Taxes	MOR-4	Not Applicable
Copies of IRS Form 6123 or payment receipt		Not Applicable
Copies of tax returns filed during reporting period		Not Applicable
Summary of Unpaid Postpetition Debts	MOR-4	Not Applicable
Listing of aged accounts payable		Not Applicable
Accounts Receivable Reconciliation and Aging	MOR-5	Not Applicable
Debtor Questionnaire	MOR-5	Not Applicable

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Barry Gold CEO Signature of Debtor	8/20/01 Date
Signature of Joint Debtor	Date
Signature of Authorized Individual	Date
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

eKids, Inc., debtor herein, is a holding company formed to hold certain intellectual property assets. As reflected on the Schedules of Assets and Liabilities filed with the Bankrutpcy Court, Debtor has no checking accounts, no accounts receivable and the intellectual property assets which were to be held by Debtor were never transferred to Debtor nor recorded on its books and records. The Debtor is a non-operating entity, and therefore, all documents required by the Office of the united States Trustee for its Monthly Operating Report are not applicable and have been marked accordingly.

In re:	eKids, Inc.	Case No.	01-00708 (MFW)
	Debtor	Reporting Period:	07/01/01-07/31/01

MOR-1
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

    Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH—ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM-IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for the cash account.

				Total
CASH BEGINNING OF MONTH	NOT APPLICABLE			0.00
CASH SALES				0.00
ACCOUNTS RECEIVABLE				0.00
LOANS AND ADVANCES				0.00
SALE OF ASSETS				0.00
DUE FROM LLC				0.00
OTHER (attach list)				0.00
TRANSFERS—SWEEP ACCOUNT				0.00
TRANSFERS—UK				0.00
TRANSFERS FROM PRE-PETITION				0.00
TRANSFERS FROM eTOYS INC DIP				0.00
INTEREST				0.00
TOTAL RECEIPTS				0.00
DISBURSEMENTS
NET PAYROLL				0.00
PAYROLL TAXES				0.00
SALES,USE,& OTHER TAXES				0.00
INVENTORY PURCHASES				0.00
SECURED/RENT/LEASES				0.00
INSURANCE				0.00
ADMINISTRATIVE				0.00
SELLING				0.00
OTHER (attach list)				0.00
PRE-PETITION EXPENSES				0.00
OWNER DRAW				0.00
TRANSFERS				0.00
Transfer to eToys Inc. DIP				0.00
Transfer to PR				0.00
Transfer to CD				0.00
Due to LLC				0.00
Transfer to Pre-petition				0.00
PROFESSIONAL FEES				0.00
U.S. TRUSTEE QUARTERLY FEES				0.00
COURT COSTS				0.00
TOTAL DISBURSEMENTS				0.00
NET CASH FLOW	0.00	0.00	0.00	0.00
CASH END OF MONTH		0.00	0.00	0.00

    THE FOLLOWING SECTION MUST BE COMPLETED

TOTAL DISBURSEMENTS		0.00
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS		0.00
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		0.00

In re:	eKids, Inc.	Case No.	01-00708 (MFW)
	Debtor	Reporting Period:	07/01/01-07/31/01

BANK RECONCILIATIONS
Continuation Sheet for MOR-1

    A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page

NOT APPLICABLE
BALANCE PER BOOKS
BANK BALANCE
(+) DEPOSITS IN TRANSIT (attach list)
(-) OUTSTANDING CHECKS (attach list)
OTHER (attach list)
ADJUSTED BANK BALANCE

* Adjusted bank balance must equal balance per books

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount
	None		None

CHECKS OUTSTANDING	Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount

Total Outstanding Checks	$—

OTHER

In re:	eKids, Inc.	Case No.	01-00708 (MFW)
	Debtor	Reporting Period:	07/01/01-07/31/01

MOR-2
STATEMENT OF OPERATIONS
(Income Statement)

NOT APPLICABLE

    The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid

	MONTH	FILING TO DATE
REVENUES
Gross Revenues	$	$
Less: Returns and Allowances
Net Revenue	$	$
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit
OPERATING EXPENSE
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation [as defined in 11 U.S.C. Section 101(31)]
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes—payroll
Taxes—Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expense Before Depreciation
Depreciation/Depletion/Amortization
Net Profit (Loss) Before Other Income & Expenses
OTHER INCOME AND EXPENSES
Other Income (attach schedule)
Interest Expense
Other Expense (attach schedule)
Net Profit (Loss) before Reorganization Items
Professional Fees
U.S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see cont. sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses
Income Taxes
Net Profit (Loss)	$	$

In re:	eKids, Inc.	Case No.	01-00708 (MFW)
	Debtor	Reporting Period:	07/01/01-07/31/01

MOR-2 continued
STATEMENT OF OPERATIONS
(Income Statement)

NOT APPLICABLE

	MONTH	FILING TO DATE
BREAKDOWN OF OTHER CATEGORY	July 31, 2001
OTHER COSTS

OTHER OPERATIONAL EXPENSES

OTHER INCOME

OTHER EXPENSES

OTHER REORGANIZATION EXPENSES

Reorganization Items—interest Earned on Accumulated Cash From Chapter 11

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned bur for the Bankruptcy proceeding, should be reported as a reorganization item.

In re:	eKids, Inc.	Case No.	01-00708 (MFW)
	Debtor	Reporting Period:	07/01/01-07/31/01

MOR-3
BALANCE SHEET

NOT APPLICABLE

	Month	Month
ASSETS
July 31, 2001
Cash (Unrestricted)	NOT APPLICABLE
Cash (restricted)
Accounts Receivable (net)
Inventory
Notes Receivable
Prepaid Expenses
Other (Attach List)
Total Current Assets
Real Property & Improvements
Machinery & Equipment
Furniture, Fixtures & Office Equipment
Vehicles
Leasehold Improvements
Less: Accumulated Deprec/Depletion
Total Property, Plant & Equipment
Liabilities not subject to compromise (Postpetition Liabilities)
Accounts payable 1
Taxes Payable
Notes payable
Professional Fees
Secured Debt
Due to Affiliates & Insiders
Other (Attach List)
Total postpetition Liabilities
Liabilities subject to compromise (Postpetition Liabilities)
Secured Debt—Per Plan
Priority Debt—Per Plan
Unsecured Debt—Per Plan
Other (Attach List)—Per Plan
Total Prepetition Liabilities
Total Liabilities
Equity
Common Stock
Retained Earnings (Deficit)
Total Equity (Deficit)
Total Liabilities & Owner's Equity

In re:	eKids, Inc.	Case No.	01-00708 (MFW)
	Debtor	Reporting Period:	07/01/01-07/31/01

MOR-3 continued
BALANCE SHEET

NOT APPLICABLE

Assets	Book Value at End of Current Reporting Month	Book Value on Petition Date
Other Current Assets
NOT APPLICABLE

Other Assets

Liabilities and Downer Equity	Book Value at End of Current Reporting Month	Book Value on Petition Date

Adjustments to Owner Equity

Postpetitions Contributions Distributions (Draws)

Restricted cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

In re:	eKids, Inc.	Case No.	01-00708 (MFW)
	Debtor	Reporting Period:	07/01/01-07/31/01

MOR-4
STATUS OF POSTPETITION TAXES

    The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning tax Liability	Amount withheld or Actual	Amount Paid	Date paid	Check No.	Ending Tax Liability
FEDERAL
Withholding	NOT APPLICABLE
FICA-Employee
FICA-Employer
Unemployment
Income
Other:
Total Federal Taxes
STATE AND LOCAL
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
Total State and Local
Total taxes

SUMMARY OF UNPAID POSTPETITION DEBTS

    Attach aged listing of accounts payable.

Number of Days Past Due
	Current	1-30	31-60	61-90	over 90	Total
Accounts payable	NOT APPLICABLE
Wages payable
Taxes Payable
Rent/Lease-Equipment
Secured Debt/Adequate Protection Pymnts
Professional Fees
Amounts Due to Insiders*
Other: Deposit Liabilities
Other:
Other: Vacation Accrual
Total Postpetition Debts

Explain how and when the Debtor intends to pay any past-due postpetition debts.

*
"Insider" is defined in 11 U.S.C. Section 101 (31).

In re:	eKids, Inc.	Case No.	01-00708 (MFW)
	Debtor	Reporting Period:	07/01/01-07/31/01

MOR-5
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
(NOT APPLICABLE)

	Prior Periods	Current Period	Cumulative

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period
(+) Amounts billed during the period
(-) Amounts collected during the period
Total Accounts Receivable at the end of the reporting period
Accounts Receivable Aging
0-30 days old
31-60 days old
61-90 days old
91 + days old
Total Accounts Receivable
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)

DEBTOR QUESTIONNAIRE (Not Applicable)

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, Provide an explanation below.
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re:	PMJ Corporation	Case No.	01-00709 (MFW)
		Reporting Period:	07/01/01-07/31/01

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month

    Submit copy of report to any official committee appointed in the case

Required Documents	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Not Applicable
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CON'T)	Not Applicable
Copies of bank statements		Not Applicable
Cash disbursements journals		Not Applicable
Statement of Operations	MOR-2	Not Applicable
Balance Sheet	MOR-3	Not Applicable
Status of Postpetition Taxes	MOR-4	Not Applicable
Copies of IRS Form 6123 or payment receipt		Not Applicable
Copies of tax returns filed during reporting period		Not Applicable
Summary of Unpaid Postpetition Debts	MOR-4	Not Applicable
Listing of aged accounts payable		Not Applicable
Accounts Receivable Reconciliation and Aging	MOR-5	Not Applicable
Debtor Questionnaire	MOR-5	Not Applicable

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Barry Gold CEO Signature of Debtor	8/20/01 Date
Signature of Joint Debtor	Date
Signature of Authorized Individual	Date
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

PMJ Corporation, debtor herein, is a holding company formed to hold certain intellectual property assets. As reflected on the Schedule of Assets and Liabilities filed with the Bankruptcy Court, Debtor has no checking accounts, no accounts receivable and the intellectual property assets which were to be held by Debtor were never transferred to Debtor nor recorded on its books and records. The Debtor is a non-operating entity, and therefore, all documents required by the Office of the united States Trustee for its Monthly Operating Report are not applicable and have been marked accordingly.

In re:	PMJ Corporation	Case No.	01-00709 (MFW)
	Debtor	Reporting Period:	07/01/01-07/31/01

MOR-1
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

    Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH-ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM-IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for the cash account.

				Total

CASH BEGINNING OF MONTH	NOT APPLICABLE			0.00
CASH SALES				0.00
ACCOUNTS RECEIVABLE				0.00
LOANS AND ADVANCES				0.00
SALE OF ASSETS				0.00
DUE FROM LLC				0.00
OTHER (attach list)				0.00
TRANSFERS—SWEEP ACCOUNT				0.00
TRANSFERS—UK				0.00
TRANSFERS FROM PRE-PETITION				0.00
TRANSFERS FROM eTOYS INC DIP				0.00
INTEREST				0.00
TOTAL RECEIPTS				0.00
DISBURSEMENTS
NET PAYROLL				0.00
PAYROLL TAXES				0.00
SALES,USE,& OTHER TAXES				0.00
INVENTORY PURCHASES				0.00
SECURED/RENT/LEASES				0.00
INSURANCE				0.00
ADMINISTRATIVE				0.00
SELLING				0.00
OTHER (attach list)				0.00
PRE-PETITION EXPENSES				0.00
OWNER DRAW				0.00
TRANSFERS				0.00
Transfer to eToys Inc. DIP				0.00
Transfer to PR				0.00
Transfer to CD				0.00
Due to LLC				0.00
Transfer to Pre-petition				0.00
PROFESSIONAL FEES				0.00
U.S. TRUSTEE QUARTERLY FEES				0.00
COURT COSTS				0.00
TOTAL DISBURSEMENTS				0.00
NET CASH FLOW	0.00	0.00	0.00	0.00
CASH END OF MONTH		0.00	0.00	0.00

    THE FOLLOWING SECTION MUST BE COMPLETED

TOTAL DISBURSEMENTS		0.00
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS		0.00
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		0.00

In re:	PMJ Corporation	Case No.	01-00709 (MFW)
	Debtor	Reporting Period:	07/01/01-07/31/01

BANK RECONCILIATIONS

Continuation Sheet for MOR-1

    A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page

NOT APPLICABLE
BALANCE PER BOOKS
BANK BALANCE
(+) DEPOSITS IN TRANSIT (attach list)
(-) OUTSTANDING CHECKS (attach list)
OTHER (attach list)
ADJUSTED BANK BALANCE

* Adjusted bank balance must equal balance per books

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING	Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount

Total Outstanding Checks	$—

OTHER

In re:	PMJ Corporation	Case No.	01-00709 (MFW)
	Debtor	Reporting Period:	07/01/01-07/31/01
NOT APPLICABLE

MOR-2
STATEMENT OF OPERATIONS
(Income Statement)

    NOT APPLICABLE

    The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid

	MONTH	FILING TO DATE
REVENUES
Gross Revenues	$	$
Less: Returns and Allowances
Net Revenue	$	$
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit
OPERATING EXPENSE
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation [as defined in 11 U.S.C. Section 101(31)]
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes—payroll
Taxes—Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expense Before Depreciation
Depreciation/Depletion/Amortization
Net Profit (Loss) Before Other Income & Expenses
OTHER INCOME AND EXPENSES
Other Income (attach schedule)
Interest Expense
Other Expense (attach schedule)
Net Profit (Loss) before Reorganization Items
Professional Fees
U.S. Trustee Quarterly Fees

Interest Earned on Accumulated Cash from Chapter 11 (see cont. sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses
Income Taxes
Net Profit (Loss)	$	$

In re:	PMJ Corporation	Case No.	01-00709 (MFW)
	Debtor	Reporting Period:	07/01/01-07/31/01
NOT APPLICABLE
	MONTH	FILING TO DATE
BREAKDOWN OF OTHER CATEGORY	July 31, 2001
OTHER COSTS

OTHER OPERATIONAL EXPENSES

OTHER INCOME

OTHER EXPENSES

OTHER REORGANIZATION EXPENSES

Reorganization Items—Interest Earned on Accumulated Cash From Chapter 11

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned bur for the Bankruptcy proceeding, should be reported as a reorganization item.

In re:	PMJ Corporation	Case No.	01-00709 (MFW)
	Debtor	Reporting Period:	07/01/01-07/31/01

MOR-3
BALANCE SHEET
NOT APPLICABLE

	MONTH	FILING TO DATE
ASSETS
July 31, 2001
Cash (Unrestricted)	NOT APPLICABLE
Cash (restricted)
Accounts Receivable (net)
Inventory
Notes Receivable
Prepaid Expenses
Other (Attach List)
Total Current Assets
Real Property & Improvements
Machinery & Equipment
Furniture, Fixtures & Office Equipment
Vehicles
Leasehold Improvements
Less: Accumulated Deprec/Depletion
Total Property, Plant & Equipment
Liabilities not subject to compromise (Postpetition Liabilities)
Accounts payable
Taxes Payable
Notes payable
Professional Fees
Secured Debt
Due to Affiliates & Insiders
Other (Attach List)
Total postpetition Liabilities
Liabilities subject to compromise (Postpetition Liabilities)
Secured Debt—Per Plan
Priority Debt—Per Plan
Unsecured Debt—Per Plan
Other (Attach List)—Per Plan
Total Prepetition Liabilities
Total Liabilities
Equity
Common Stock
Retained Earnings (Deficit)
Total Equity (Deficit)
Total Liabilities & Owner's Equity

In re:	PMJ Corporation	Case No.	01-00709 (MFW)
	Debtor	Reporting Period:	07/01/01-07/31/01
NOT APPLICABLE
Assets	Book Value at End of Current Reporting Month	Book Value on Petition Date
Other Current Assets
NOT APPLICABLE

Other Assets

Liabilities and Downer Equity	Book Value at End of Current Reporting Month	Book Value on Petition Date

Adjustments to Owner Equity

Postpetitions Contributions Distributions (Draws)

Restricted cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

In re:	PMJ Corporation	Case No.	01-00709 (MFW)
	Debtor	Reporting Period:	07/01/01-07/31/01

MOR-4
STATUS OF POSTPETITION TAXES

    The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning tax Liability	Amount withheld or Actual	Amount Paid	Date paid	Check No.	Ending Tax Liability
FEDERAL
Withholding	NOT APPLICABLE
FICA-Employee
FICA-Employer
Unemployment
Income
Other:
Total Federal Taxes
STATE AND LOCAL
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
Total State and Local
Total taxes

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

Number of Days Past Due
	Current	1-30	31-60	61-90	over 90	Total
Accounts payable	NOT APPLICABLE
Wages payable
Taxes Payable
Rent/Lease-Equipment
Secured Debt/Adequate Protection Pymnts
Professional Fees
Amounts Due to Insiders*
Other: Deposit Liabilities
Other:
Other: Vacation Accrual
Total Postpetition Debts

Explain how and when the Debtor intends to pay any past-due postpetition debts.

* "Insider" is defined in 11 U.S.C. Section 101 (31).

In re:	PMJ Corporation	Case No.	01-00709 (MFW)
		Reporting Period:	07/01/01-07/31/01

MOR-5
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
(NOT APPLICABLE)

	Prior Periods	Current Period	Cumulative
Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period
(+) Amounts billed during the period
(-) Amounts collected during the period
Total Accounts Receivable at the end of the reporting period
Accounts Receivable Aging
0-30 days old
31-60 days old
61-90 days old
91 + days old
Total Accounts Receivable
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)

DEBTOR QUESTIONNAIRE (Not Applicable)

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, Provide an explanation below.
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.

QuickLinks

MOR-1 Con't SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
MOR-1 Cont'd BANK RECONCILIATIONS
MOR-1 Cont'd BANK RECONCILIATIONS
MOR-1 Cont'd BANK RECONCILIATIONS
MOR-1 Cont'd BANK RECONCILIATIONS
MOR-1 ATTACHMENT OTHER RECEIPTS July 2001
Cash Disbursements July 2001
Cash Disbursements July 2001
CASH DISBURSEMENTS PAYROLL ACCOUNT JULY 2001
CASH DISBURSEMENTS PAYROLL ACCOUNT JULY 2001
CASH DISBURSEMENTS PAYROLL ACCOUNT JULY 2001
CASH DISBURSEMENTS PAYROLL ACCOUNT JULY 2001
UNION BANK PAYROLL ACCOUNT OUTSTANDING CHECKS JULY 31, 2001
UNION BANK PAYROLL ACCOUNT OUTSTANDING CHECKS JULY 31, 2001
Balance Sheet (MOR-3) As of July 31, 2001 UNAUDITED
Balance Sheet (MOR-3) As of July 31, 2001 UNAUDITED
MOR-4 STATUS OF POSTPETITION TAXES
SUMMARY OF UNPAID POSTPETITION DEBTS
Accounts Payable Aging Report AS of July 31, 2001
MOR-5 ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
DEBTOR QUESTIONNAIRE
MOR-1 SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
BANK RECONCILIATIONS Continuation Sheet for MOR-1
MOR-4 STATUS OF POSTPETITION TAXES
SUMMARY OF UNPAID POSTPETITION DEBTS
MOR-1 SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
MOR-2 STATEMENT OF OPERATIONS (Income Statement)
  NOT APPLICABLE
MOR-2 continued STATEMENT OF OPERATIONS (Income Statement)
  NOT APPLICABLE
MOR-3 BALANCE SHEET
  NOT APPLICABLE
MOR-3 continued BALANCE SHEET
  NOT APPLICABLE
MOR-4 STATUS OF POSTPETITION TAXES
SUMMARY OF UNPAID POSTPETITION DEBTS
MOR-5 ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (NOT APPLICABLE)
BANK RECONCILIATIONS Continuation Sheet for MOR-1
MOR-5 ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (NOT APPLICABLE)
DEBTOR QUESTIONNAIRE (Not Applicable)